Exhibit 10.01
EXECUTION VERSION

FIRST AMENDMENT
TO
364-DAY REVOLVING CREDIT AGREEMENT
dated as of
June 17, 2014
among

NUSTAR GP HOLDINGS, LLC,

RIVERWALK HOLDINGS, LLC,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

FIRST Amendment to 364-DAY REVOLVING Credit Agreement

THIS First Amendment to 364-DAY REVOLVING Credit Agreement (this “Amendment”) dated as of June 17, 2014, is among NUSTAR GP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”); RIVERWALK HOLDINGS, LLC, a Delaware limited liability company (the “Guarantor”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain 364-Day Revolving Credit Agreement dated as of June 28, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this Amendment refer to Sections and Articles of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.01.

(a)The definition of “Maturity Date” is hereby amended and restated in its entirety to read as follows:
“Maturity Date” means June 27, 2015.
(b)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order as follows:

“Designated Persons” means a Person or entity: (a) listed in the annex to, or otherwise subject to the provisions of, any Executive Order, (b) named as a “Specifically Designated National and Blocked Person” (“SDN”) on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list and (c) in which an entity or Person on the SDN list has 50% or greater ownership interest or that is otherwise controlled by an SDN.

“Executive Order” has the meaning set forth in the definition of Sanctions Laws and Regulations.

“OFAC” has the meaning set forth in the definition of Sanctions Laws and Regulations.

“Sanctions Laws and Regulations” means any sanctions, prohibitions or requirements imposed by any executive order (an “Executive Order”) or by any sanctions program administered by the U.S. Department of the Treasury Officer of Foreign Assets Control (“OFAC”).

“SDN” has the meaning set forth in the definition of Designated Persons.

2.2    Amendments to Article III. Article III of the Credit Agreement is hereby amended by adding thereto the following new Section 3.15:

Section 3.15. OFAC. Neither the Borrower nor the Guarantor, nor any of their respective directors, officers, brokers or other agents acting or benefiting in any capacity in connection with this Agreement, or any of their respective parents, subsidiaries or affiliates is a Designated Person.

2.3    Amendments to Article V. Article V of the Credit Agreement is hereby amended by adding thereto the following new Section 5.10:

Section 5.10. OFAC. (a)    Neither the Borrower nor the Guarantor, shall, directly or indirectly, use the proceeds provided pursuant to this Agreement, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partners or other Person or entity (i) to fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations or (ii) in any other manner that would result in a violations of any Sanctions Laws and Regulations by any party to this Agreement.

(b)    None of the funds or assets of the Borrower or the Guarantor that are used to pay any amount due pursuant to this Agreement shall constitute funds obtained from transactions or with or relating to Designated Persons which are the subject of sanctions under any Sanctions Laws and Regulations.

Section 3.    Global Amendments to Loan Documents. Each reference to “364-Day Revolving Credit Agreement” wherever it appears in the Credit Agreement and each other Loan Document is hereby amended to read “Revolving Credit Agreement” (including on the cover page of the Credit Agreement, in any exhibits to the Credit Agreement and the other Loan Documents and in any defined term in which “364-Day Revolving Credit Agreement” appears).

Section 4.    Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the “Effective Date”):

4.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Amendment on or prior to the Effective Date.

4.2    The Administrative Agent shall have received from each Lender and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

4.3    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Amy Perry, in-house counsel of the Borrower, providing the opinions substantially in the form set forth in Exhibit B to the Credit Agreement, and each such opinion covering such other matters relating to the Borrower, the Guarantor, this Amendment and the Credit Agreement, as amended by this Amendment, or the transactions contemplated thereby as the Lenders shall reasonably request. The Borrower hereby requests each such counsel to deliver its applicable opinion to the Administrative Agent and the Lenders.

4.4    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the Guarantor, the authorization of this Amendment and the transactions contemplated hereby, and any other legal matters relating to the Borrower, the Guarantor, this Amendment and the Credit Agreement, as amended by the Amendment, or the transactions contemplated thereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

4.5    The Administrative Agent shall have received evidence satisfactory to it of any necessary shareholder, corporate, limited liability company, and partnership approvals as to authority, enforceability and compliance with law in connection with the Amendment and the transactions contemplated hereby.

4.6    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

4.7    No Default shall have occurred and be continuing, after giving effect to the terms of this Amendment.

Section 5.    Miscellaneous.

5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

5.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantor hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; (d) confirms that the existing security interests granted by it in favor of the Administrative Agent and the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement, as amended by this Amendment, as and to the extent provided in the Loan Documents; and (e) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

5.3    Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NUSTAR GP HOLDINGS, LLC, as Borrower

By    /s/ Thomas R. Shoaf
Thomas R. Shoaf
Executive Vice President and Chief Financial
Officer

RIVERWALK HOLDINGS, LLC, as Guarantor

By    /s/ Thomas R. Shoaf
Thomas R. Shoaf
Executive Vice President and Chief Financial
Officer

Signature Page to First Amendment to
364-Day Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and
as Administrative Agent and Issuing Bank

By	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

Signature Page to First Amendment to
364-Day Revolving Credit Agreement

SUNTRUST BANK, individually and as Syndication Agent

By	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

Signature Page to First Amendment to
364-Day Revolving Credit Agreement

CITIBANK, N.A.

By	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page to First Amendment to
364-Day Revolving Credit Agreement

MIZUHO CORPORATE BANK LTD.

By	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to First Amendment to
364-Day Revolving Credit Agreement

FROST BANK

By	/s/ Sarah Cernosek
Name:	Sarah Cernosek
Title:	Vice President

Signature Page to First Amendment to
364-Day Revolving Credit Agreement